SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

                    DATE OF REPORT - JULY 2, 2003
                  (Date of Earliest Event Reported)



                         HURCO COMPANIES, INC.

       (Exact name of registrant as specified in its charter)


                      Commission File No. 0-9143



          Indiana                                      35-1150732
---------------------------------------      ---------------------------------
  (State of Incorporation)                  (I.R.S. Employer Identification No.)

      One Technology Way
     Indianapolis, Indiana                                46268
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (317) 293-5309



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Item 5.  Other Events

The information set forth in the press release issued by Hurco
Companies, Inc. on July 2, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c) Exhibits.

          99.1      Press Release of Hurco Companies, Inc., dated July 2, 2003.


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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HURCO COMPANIES, INC.



                                            By:      /s/ Roger J. Wolf
                                                     ------------------
                                            Name:    Roger J. Wolf
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

Date:  July 2, 2003


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                        EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press Release, dated July 2, 2003.